Financial Instruments	12 Months Ended
Dec. 31, 2019
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Financial Instruments Disclosure [Text Block]
NOTE 14: FINANCIAL INSTRUMENTS
We enter into derivative instruments primarily for risk management purposes, including derivatives designated as hedging instruments under the Derivatives and Hedging Topic of the FASB ASC and those utilized as economic hedges. We operate internationally and in the normal course of business, are exposed to fluctuations in interest rates, foreign exchange rates and commodity prices. These fluctuations can increase the costs of financing, investing and operating the business. We have used derivative instruments, including swaps, forward contracts and options to manage certain foreign currency, interest rate and commodity price exposures.
The four quarter rolling average of the notional amount of foreign exchange contracts hedging foreign currency transactions was $17.8 billion and $20.1 billion at December 31, 2019 and 2018, respectively. Additional information pertaining to foreign exchange and hedging activities is included in Note 1.
The following table summarizes the fair value and presentation in the Consolidated Balance Sheets for derivative instruments as of December 31, 2019 and 2018:

(dollars in millions)	Balance Sheet Location	December 31, 2019	December 31, 2018
Derivatives designated as hedging instruments:
Foreign exchange contracts	Asset Derivatives:
	Other assets, current	$11	$10
	Other assets	13	12
	Total asset derivatives	$24	$22
	Liability Derivatives:
	Accrued liabilities	(72)	(83)
	Other long-term liabilities	(98)	(111)
	Total liability derivatives	$(170)	$(194)
Derivatives not designated as hedging instruments:
Foreign exchange contracts	Asset Derivatives:
	Other assets, current	27	44
	Other assets	5	19
	Total asset derivatives	$32	$63
	Liability Derivatives:
	Accrued liabilities	(116)	(89)
	Other long-term liabilities	(1)	(3)
	Total liability derivatives	$(117)	$(92)
The effect of cash flow hedging relationships on accumulated other comprehensive income for the years ended December 31, 2019 and 2018 are presented in the table below. The amounts of gain or (loss) are attributable to foreign exchange contract activity and are recorded as a component of Product sales when reclassified from accumulated other comprehensive income.

	Year Ended December 31,
(dollars in millions)	2019	2018
Loss recorded in Accumulated other comprehensive loss	$(33)	$(307)
Loss (Gain) reclassified from Accumulated other comprehensive loss into Product sales	$51	$(16)
The table above reflects the effect of cash flow hedging relationships on the Consolidated Statement of Operations for the years ended December 31, 2019 and 2018. The Company utilizes the critical terms match method in assessing derivatives for hedge effectiveness. Accordingly, the hedged items and derivatives designated as hedging instruments are highly effective.
We have approximately €4.2 billion of euro-denominated long-term debt, which qualifies as a net investment hedge against our investments in European businesses. As of December 31, 2019, the net investment hedge is deemed to be effective.
Assuming current market conditions continue, a $32 million pre-tax loss is expected to be reclassified from Accumulated other comprehensive loss into Product sales to reflect the fixed prices obtained from foreign exchange hedging within the next 12 months. At December 31, 2019, all derivative contracts accounted for as cash flow hedges will mature by January 2024.
The effect of derivatives not designated as hedging instruments within Other income, net, on the Consolidated Statement of Operations was as follows:

	Year Ended December 31,
(dollars in millions)	2019	2018
Foreign exchange contracts	$46	$115